     As filed with the Securities and Exchange Commission on January 27, 2004

                                              Securities Act File No. 333-109918
                                       Investment Company Act File No. 811-21455

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM N-2
                                   ----------

           /X/ Registration Statement under the Securities Act of 1933

                        /X/ Pre-Effective Amendment No. 4

                        / / Post-Effective Amendment No.
                                     and/or
           /X/ Registration Statement under the Investment Company Act of 1940

                        /X/ Amendment No. 4

                                   ----------
                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
               (Exact Name of Registrant as Specified in Charter)
                                   ----------
                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (630) 315-2036

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC

                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                     (Name and Address of Agent for Service)
                                   ----------
                                   COPIES TO:

CHARLES B. TAYLOR AND THOMAS A. HALE            LLOYD K. JAGAI                         LEONARD B. MACKEY, JR., ESQ.
SKADDEN, ARPS, SLATE,                           DREMAN VALUE MANAGEMENT, LLC           CLIFFORD CHANCE US LLP
  MEAGHER & FLOM LLP                            10 EXCHANGE PLACE, SUITE 2150          200 PARK AVENUE
333 WEST WACKER DRIVE                           JERSEY CITY, NEW JERSEY 07302          NEW YORK, NEW YORK 10166
CHICAGO, ILLINOIS 60606


Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

It is proposed that this filing will become effective (check appropriate box):

   /X/ When declared effective pursuant to section 8(c).

If appropriate, check the following box:

   / / This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

   / / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities
       Act registration statement number of the earlier effective registration statement for the same offering is / /.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                          PROPOSED       PROPOSED
                                                          MAXIMUM        MAXIMUM
                                                          OFFERING      AGGREGATE         AMOUNT OF
                                      AMOUNT BEING         PRICE         OFFERING       REGISTRATION
TITLE OF BEING REGISTERED SECURITIES   REGISTERED       PER SHARE(1)     PRICE(1)          FEE(2)
------------------------------------  -------------     ------------   -----------      ------------
Common Shares,                        51,750,000 Shares  $      20.00   $ 1,035,000,000  $   83,731.50
$.01 par value

     (1) Estimated solely for the purpose of calculating the registration fee.

     (2) Previously paid in connection with the initial filing of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED JANUARY 27, 2004


PROSPECTUS

[Dreman Logo]                                                    [Claymore Logo]

                                         SHARES
                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                                 COMMON SHARES
                                $20.00 PER SHARE
                              --------------------

    INVESTMENT OBJECTIVES. Dreman/Claymore Dividend & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives.

    INVESTMENT POLICIES. The Fund focuses its investments on dividend-paying or other income-producing securities that are trading below what the Fund's investment manager perceives to be their true market value. Securities selected for the Fund will be screened across parameters that include: below-market price-to-earnings ratios; financial strength; value metrics; and historical earnings growth.

    INVESTMENT PARAMETERS. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed income securities of below investment grade quality, which are commonly referred to as "junk bonds."

    INVESTMENT ADVISER AND INVESTMENT MANAGER. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). Dreman Value Management, LLC (the "Investment Manager") serves as the Fund's investment manager and is responsible for the management of the Fund's portfolio of securities.


    NO PRIOR HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "DCS."


                                                   (CONTINUED ON FOLLOWING PAGE)

   INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" ON PAGE 29 OF THIS PROSPECTUS.
                              --------------------

                                                         PER SHARE    TOTAL(1)
                                                         ---------    --------
Public offering price..................................   $20.00         $
Sales load(2)..........................................     $.90         $
Estimated offering expenses(3).........................     $.04         $
Proceeds, after expenses, to the Fund(4)...............   $19.06         $

                                                       (NOTES ON FOLLOWING PAGE)

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    The common shares will be ready for delivery on or about January   , 2004.


                              --------------------


MERRILL LYNCH & CO.                             A.G. EDWARDS & SONS, INC.

OPPENHEIMER              RBC CAPITAL             WELLS FARGO
                           MARKETS           SECURITIES, LLC

ADVEST, INC.             BB&T CAPITAL     ROBERT W. BAIRD &
                           MARKETS               CO.

FERRIS, BAKER WATTS    J.J.B. HILLIARD,    JANNEY MONTGOMERY
    INCORPORATED       W.L. LYONS, INC.            SCOTT LLC
                                                    MCDONALD
                                            INVESTMENTS INC.

MORGAN KEEGAN &       STIFEL, NICOLAUS &    TD WATERHOUSE
COMPANY, INC.              COMPANY
                         INCORPORATED

                           CLAYMORE SECURITIES, INC.


                              --------------------


                The date of this prospectus is January   , 2004.

(CONTINUED FROM PREVIOUS PAGE)

    FINANCIAL LEVERAGE. The Fund may use financial leverage through the issuance of preferred shares of beneficial interest ("Fund Preferred Shares"), commercial paper or notes and/or borrowing in an aggregate amount up to 33% of the Fund's assets after such issuance and/or borrowing ("Borrowings," and collectively with any Fund Preferred Shares, "Financial Leverage"). The Fund currently intends to utilize Financial Leverage in an amount initially equal to approximately 33% of the Fund's assets (including the proceeds of such Financial Leverage) within three months following the completion of the offering of the common shares. Financial Leverage creates a greater risk of loss, as well as a potential for greater income and capital appreciation, for the common shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Use of Financial Leverage."


    You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it
for future reference. A Statement of Additional Information, dated January   ,
2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 55 of this prospectus, by calling (800) 345-7999 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the U.S. Securities and Exchange Commission's web site (http://www.sec.gov).


    The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(NOTES FROM PREVIOUS PAGE)

    (1)  The underwriters may also purchase up to an additional           common
         shares at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover overallotments. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the
         Fund will be $       , $       , $       and $       , respectively.
         See "Underwriting."

    (2) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of their expenses incurred in connection with this offering. See "Underwriting."

    (3) To the extent that aggregate offering expenses are less than $.04 per common share, up to .10% of the amount of this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as compensation for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser and the Fund. See "Underwriting."

    (4)  Total expenses of the common share offering paid by the Fund (which do
         not include the sales load) are estimated to be $     , which
         represents $.04 per common share issued. The Fund's Investment Adviser has agreed to pay (i) all of the Fund's organizational costs and
         (ii) the offering costs of the Fund (other than sales load, but including the partial reimbursement of the expenses of the underwriters) that exceed $.04 per common share.

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Prospectus Summary....................................................     4
Summary of Fund Expenses..............................................    17
The Fund..............................................................    19
Use of Proceeds.......................................................    19
Investment Objectives and Policies....................................    19
Investment Strategy...................................................    25
Use of Financial Leverage.............................................    27
Risks.................................................................    29
Management of the Fund................................................    36
Net Asset Value.......................................................    38
Dividends and Distributions...........................................    39
Automatic Dividend Reinvestment Plan..................................    40
Description of the Shares.............................................    41
Anti-Takeover and Other Provisions in the Fund's Governing
  Documents...........................................................    43
Closed-End Fund Structure.............................................    45
Repurchase of Common Shares; Conversion to Open-End Fund..............    45
Taxation..............................................................    47
Underwriting..........................................................    50
Custodian, Administrator, Transfer Agent and Dividend Disbursing
  Agent...............................................................    53
Legal Matters.........................................................    53
Additional Information................................................    53
Privacy Principles of the Fund........................................    55
Table of Contents for the Statement of Additional Information.........    56
Appendix A--Ratings of Investments....................................   A-1


                               ------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS MAY HAVE CHANGED SINCE THAT DATE.

                               PROSPECTUS SUMMARY


    THIS IS ONLY A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION, DATED JANUARY   , 2004 (THE "SAI"), ESPECIALLY THE
INFORMATION SET FORTH UNDER THE HEADINGS "INVESTMENT OBJECTIVES AND POLICIES" AND "RISKS."


THE FUND................  The Dreman/Claymore Dividend & Income Fund is a newly organized, non-diversified, closed-end management
                          investment company. The Fund's investment adviser is
                          Claymore Advisors, LLC (the "Investment Adviser").
                          Dreman Value Management, LLC (the "Investment
                          Manager") serves as the Fund's investment manager and
                          is responsible for the management of the Fund's
                          portfolio of securities.

THE OFFERING............  The Fund is offering common shares of beneficial interest, par value $.01 per share, at $20.00 per
                          share through a group of underwriters led by Merrill
                          Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
                          Lynch"). The common shares of beneficial interest are
                          called "Common Shares." The minimum purchase in this
                          offering is 100 Common Shares ($2,000). The Fund has
                          given the underwriters an option to purchase up to
                                    additional Common Shares to cover orders in
                          excess of           Common Shares. See "Underwriting."
                          Claymore Advisors, LLC has agreed to (i) reimburse all
                          organizational costs of the Fund and (ii) pay all of
                          the Fund's offering costs (other than sales load) that
                          exceed $.04 per Common Share.

INVESTMENT OBJECTIVES...  The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance the Fund will achieve its investment objectives.

"VALUE INVESTING"
  STRATEGY..............  The Fund focuses its investments on dividend-paying or other income-producing securities that are trading
                          below what the Investment Manager perceives to be
                          their true market value. Securities selected for the
                          Fund will be screened across parameters that include:
                          below-market price-to-earnings ratios; financial
                          strength; value metrics; and historical earnings
                          growth. See "Investment Strategy."

PORTFOLIO INVESTMENT
  PARAMETERS............  Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or
                          other income-producing securities. In addition, under
                          normal market conditions, at least 65% of the Fund's
                          total assets will consist of investments in
                          dividend-paying common and preferred stocks. The Fund
                          may invest up to 15% of its total assets in U.S.
                          dollar-denominated securities of foreign issuers.
                          There is no minimum credit rating for preferred stocks
                          and debt securities in which the Fund may invest,
                          although the Fund may invest up to 10% of its total
                          assets in non-convertible

                          fixed income securities of below investment grade quality. Non-investment grade quality securities are securities rated Ba or lower by Moody's Investors
                          Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The
                          McGraw Hill Companies ("S&P") or securities determined by the Fund's Investment Manager to be of comparable quality. Securities of below investment grade quality are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The foregoing credit quality policy applies only at the time a security is purchased and the Fund is not required to sell a security if its credit rating is downgraded or withdrawn. See "Investment Objectives and Policies."

RATIONALE FOR INVESTING
  IN THE FUND...........  The Investment Adviser believes that the investment of the Fund's assets primarily in dividend-paying common
                          and preferred stocks that are trading below what the
                          Investment Manager perceives to be their true market
                          value offers investors the opportunity to earn high
                          current income and the potential for capital
                          appreciation, based in part upon the profiles of
                          historical returns, adjusted for risks (as measured by
                          the volatility of those returns), of recognized
                          indices of "value" equity securities in comparison to
                          recognized indices of "growth" equity securities. In
                          addition, the Investment Adviser believes, based in
                          part upon historical information, that investment of
                          the Fund's assets in value equity securities offers
                          investors the opportunity to participate in a growth
                          rate of dividend distributions that has historically
                          been higher than the rate of inflation.

THE FUND'S
  INVESTMENTS...........  COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to
                          a pro rata share of the profits of the corporation, if
                          any, without preference over any other class of
                          securities, including the company's debt securities,
                          preferred stock and other senior equity securities. In
                          making stock selections, the Fund's Investment Manager
                          seeks to invest in securities that have
                          price-to-earnings ratios below the average for the
                          Standard and Poor's 500 Composite Stock Price Index
                          (the "S&P-Registered Trademark- 500 Stock Index"), as
                          well as the potential for capital appreciation. In
                          evaluating stocks, the Fund's Investment Manager
                          compares companies' stock prices to their book values,
                          cash flows and dividend yields and analyzes individual
                          companies to seek to identify those that are
                          financially sound and that appear to have strong
                          potential for long-term growth and income. The
                          Investment Manager assembles the Fund's portfolio from
                          among what it perceives are the most attractive
                          stocks, drawing on analysis of economic outlooks for
                          various sectors and industries. The Investment Manager
                          may favor securities from different sectors and
                          industries at different times, while still maintaining
                          variety in terms of industries and companies
                          represented.

                          PREFERRED STOCKS. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. The Fund's
                          Investment Manager believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income, particularly in cases of companies that have performed below expectations.

                          CONVERTIBLE SECURITIES. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

                          INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

                          NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 10% of its total assets in non-convertible fixed income securities of below investment grade quality.
                          Generally, such lower quality securities offer a higher current yield than is offered by higher quality securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. In selecting non-

                          investment grade securities, the Fund's Investment
                          Manager may consider, among other factors, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations, as well as general business conditions, anticipated changes in interest rates and the outlook for specific industries.

                          FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American
                          Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. The prices of foreign securities may be affected by factors not present with securities traded in the U.S.
                          markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          OTHER INVESTMENT PRACTICES. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to seek income or capital appreciation, facilitate portfolio management and mitigate risks.

USE OF FINANCIAL
  LEVERAGE..............  The Fund may seek to enhance the level of the Fund's current income through the use of financial leverage.
                          The Fund may leverage through the issuance of
                          preferred shares ("Fund Preferred Shares") and/or
                          through the issuance of commercial paper or notes
                          and/or other borrowing ("Borrowings," and collectively
                          with the Fund Preferred Shares, "Financial Leverage").
                          Under current market conditions, the Fund intends to
                          utilize Financial Leverage in an amount initially
                          equal to approximately 33% of the Fund's total assets
                          (including the proceeds of Financial Leverage) within
                          approximately three months following the completion of
                          this offering of the Common Shares.
                          The Fund expects that any Financial Leverage will, if
                          rated, be rated in the highest rating category by one
                          or more national rating agencies and will have
                          short-term interest or dividend rates, which are
                          expected, under current market conditions, to be lower
                          than the yields and potential total returns on the
                          additional portfolio securities that the Fund would
                          purchase with the proceeds of the Financial Leverage.
                          So long as the net rate of return on the Fund's
                          investments purchased with the proceeds of the
                          Financial Leverage exceeds the interest or dividend
                          rate payable on the Financial Leverage, such excess
                          earnings will be available to pay higher dividends to
                          holders of the Fund's Common Shares

                          The use of Financial Leverage creates an opportunity
                          for increased income and capital appreciation for
                          holders of the Common Shares, but also involves
                          special risks, including the likelihood of greater
                          volatility in the net asset value and market price of
                          the Common Shares. During periods in which the Fund is
                          using Financial Leverage, the fees received by the
                          Fund's Investment Adviser and Investment Manager will
                          be higher than if the Fund did not use Financial
                          Leverage because the fees paid will be calculated
                          based on the Fund's managed assets ("Managed Assets,"
                          as used in this prospectus, means the average daily
                          total assets (including the assets attributable to the
                          proceeds from any Financial Leverage) minus
                          liabilities (other than liabilities related to any
                          Financial Leverage)). For purposes of determining
                          Managed Assets, the liquidation preference of Fund
                          Preferred Shares is not treated as a liability.
                          There is no assurance that the Fund will utilize
                          Financial Leverage or, if Financial Leverage is
                          utilized, that it will be successful in enhancing the
                          level of the Fund's current income.
INVESTMENT ADVISER AND
  INVESTMENT MANAGER....  The Fund's Investment Adviser is Claymore Advisors,
                          LLC. Dreman Value Management, LLC serves as the Fund's
                          Investment Manager pursuant to a sub-advisory
                          agreement between Claymore Advisors, LLC and Dreman
                          Value Management, LLC.
                          Dreman Value Management, LLC was founded by David N.
                          Dreman in 1997, and its predecessor firms date back to
                          1977. As of November 30, 2003, the Investment Manager
                          had approximately $8 billion in assets under
                          management. Mr. Dreman is the author of four books on
                          investment management, including CONTRARIAN INVESTMENT
                          STRATEGIES: THE NEXT GENERATION and PSYCHOLOGY AND THE
                          STOCK MARKET.
DIVIDENDS AND
  DISTRIBUTIONS.........  In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash
                          flow and some liquidity periodically on their
                          investment without having to sell Common Shares, the
                          Fund has adopted a policy (which is subject to the
                          Fund obtaining the exemptive relief described below
                          and which may be modified at any time by its Board of
                          Trustees) of paying quarterly distributions on its
                          Common Shares at a rate that represents a fixed
                          percentage of the initial public offering price on an
                          annualized basis) and an additional distribution on an
                          annual basis of any realized income in excess of the
                          quarterly distributions for that year. The Fund's
                          dividend policy requires exemptive relief from the
                          Securities and Exchange Commission prior to its
                          implementation. There are no assurances that the Fund
                          would be able to obtain the necessary exemptive
                          relief.
                          Until such time, if any, as the exemptive relief is
                          obtained by the Fund, the Fund will pay regular
                          quarterly dividends at a level rate based upon the
                          projected performance of the Fund. Quarterly dividends
                          will be paid in February, May, August and November of
                          each year, commencing in May 2004. See "Dividends and
                          Distributions."

                          If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's
                          Automatic Dividend Reinvestment Plan, unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Fund's Automatic Dividend Reinvestment
                          Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Fund's Automatic
                          Dividend Reinvestment Plan, you will not be able to participate in the Automatic Dividend Reinvestment
                          Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. See
                          "Automatic Dividend Reinvestment Plan."

TAX TREATMENT OF COMMON
  SHARE DIVIDENDS.......  The Fund expects that dividends paid on the Common
                          Shares will consist of (i) qualified dividend income
                          (income from domestic and certain foreign
                          corporations), (ii) long-term capital gain (gain from
                          the sale of a capital asset held longer than 12
                          months) and (iii) investment company taxable income
                          (other than qualified dividend income), including
                          interest income, short-term capital gain and income
                          from certain hedging and interest rate transactions.
                          For individuals, the maximum federal income tax rate
                          on qualified dividend income currently is 15%, on
                          long-term capital gain is currently 15%, and on other
                          types of income is currently 35%. Under current tax
                          law, these tax rates are scheduled to apply through
                          2008. Higher tax rates will be reimposed after 2008
                          unless further legislative action by Congress is
                          taken. Although the Fund will seek to invest its
                          assets in common and preferred stocks that pay
                          qualified dividend income, we cannot assure you as to
                          what percentage of the dividends paid on the Common
                          Shares, if any, will consist of qualified dividend
                          income or long-term capital gains, both of which are
                          taxed at lower rates for individuals than are ordinary
                          income and short-term capital gains. If the Fund's
                          total distributions exceed net investment income and
                          net realized capital gain for any calendar year (any
                          such excess, the "Excess"), the Excess distributed
                          from the Fund's assets would generally be treated as a
                          tax-free return of capital up to the amount of the
                          Common Shareholder's basis in his or her Common
                          Shares. For a more detailed discussion, see
                          "Taxation."

                          Pursuant to the requirements of the Investment Company
                          Act of 1940, as amended (the "1940 Act"), in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.

LISTING OF THE COMMON
  SHARES................  The Common Shares have been approved for listing on the New York Stock Exchange (the "NYSE"), subject to
                          notice of issuance, under the symbol "DCS."

MARKET PRICE OF
  SHARES................  Common shares of closed-end investment companies frequently trade at prices lower than their net asset
                          value. Common shares of closed-end investment
                          companies like the Fund have, during some periods,
                          traded at prices higher than their net asset value and
                          have, during other periods, traded at prices lower
                          than their net asset value.

                          Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. The Fund's net asset value immediately following this offering will be reduced by the deduction of the sales load and the amount of the organization and offering expenses paid by the Fund.
                          See "Use of Proceeds." The market price of the Fund's
                          Common Shares may be affected by such factors as the Fund's dividend stability, liquidity, market supply and demand, any use of Financial Leverage and the Fund's dividend level. See "Risks" and "Repurchase of Common Shares." The Common Shares are designed primarily for long-term investors, and you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

SPECIAL RISK
  CONSIDERATIONS........  Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the
                          following risks carefully. See "Risks."

                          NO OPERATING HISTORY. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

                          NOT A COMPLETE INVESTMENT PROGRAM. The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term.
                          The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

                          EQUITY RISK. Substantially all of the Fund's assets will be invested in common stocks and preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.
                          For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.
                          Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

                          PREFERRED SECURITIES RISK. Special risks associated with investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination, illiquidity, limited voting rights and redemption by the issuer. See
                          "Risks--Special Risks Related to Preferred
                          Securities."

                          INCOME RISK. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

                          "VALUE INVESTING" RISK. The Fund focuses its investments on dividend-paying or other income-producing securities that the Investment
                          Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred equity securities, including the risk that these securities may perform less well than securities that are perceived as "growth" stocks when the market favors growth stocks generally over value stocks, as it has done for extended periods in the past.

                          INTEREST RATE RISK. Interest rate risk is the risk that fixed income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise.

                          During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                          In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

                          Market interest rates for investment grade fixed income securities in which the Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events.

                          INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of Common Shares.

                          LOWER GRADE SECURITIES. The Fund may invest up to 10% of its total assets in non-convertible fixed income securities of below investment grade quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds."

                          FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in foreign securities denominated in U.S. dollars. Investing in securities of foreign companies (or foreign governments) may involve certain risks and opportunities not typically associated with investing in domestic companies.

                          DERIVATIVES RISK. The Fund may participate in certain derivative transactions, such as futures contracts, options or swap transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in these markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See
                          "Risks--Derivatives Risk."

                          ILLIQUID SECURITIES RISK. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

                          FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its Common Shareholders. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common
                          Shares (generally, the amount paid for the Common
                          Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

                          MARKET DISCOUNT RISK. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common
                          Shares at the time of sale, which may be less or more than the Fund's net asset value per Common Share.
                          Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common
                          Shares of the Fund were designed primarily for long-term investors, and investors in the Common
                          Shares should not view the Fund as a vehicle for trading purposes.

                          INDUSTRY CONCENTRATION RISK. The Fund may invest up to
                          25% of its total assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry.

                          OTHER INVESTMENT COMPANIES. The Fund may invest up to
                          10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in exchange traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

                          NON-DIVERSIFIED STATUS. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, may invest a greater portion of its amounts in a more limited number of issuers than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.
                          The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. See "Risks--Non-Diversified
                          Status." See also "Taxation."

                          FINANCIAL LEVERAGE. Although the use of Financial
                          Leverage by the Fund may create an opportunity for increased net income and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used.
                          Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.
                          There is no assurance that a

                          leveraging strategy will be successful. Financial
                          Leverage involves risks and special considerations for shareholders including:

                          - the likelihood of greater volatility of net asset value and market price of and dividends on the Common
                             Shares than a comparable portfolio without leverage;

                          - the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the holders of Common
                             Shares; and

                          - the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common
                             Shares.

                          It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The
                          Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will out-weigh the current reduced return. The Fund's use of Financial
                          Leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

                          MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The
                          Investment Adviser has not previously served as an investment adviser to an investment company, although an affiliate of the Investment Adviser acts as servicing agent to various investment companies. In addition, the Investment Manager, in acting as investment manager of the Fund's portfolio securities, will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                          DEPENDENCE ON KEY PERSONNEL. Although the Investment
                          Manager believes it has other experienced senior personnel, the Investment Manager is dependent upon the expertise of David N. Dreman in providing advisory services with respect to the Fund's investments. If the Investment Manager were to lose the services of Mr. Dreman, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Dreman in the event of his death, resignation, retirement or inability to act on behalf of the Investment Manager.

                          CURRENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS
  IN THE FUND'S
  GOVERNING DOCUMENTS...  Certain provisions of the Fund's Agreement and
                          Declaration of Trust and By-Laws (collectively, the
                          "Governing Documents") may be regarded as "anti-takeover" provisions. These provisions could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

                          The anti-takeover provisions in the Fund's Governing
                          Documents have the overall effect of rendering more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder.
                          These provisions may have the effect of depriving the Common Shareholders of an opportunity to sell their Common Shares at a premium to the prevailing market price.

CUSTODIAN,
  ADMINISTRATOR,
  TRANSFER AGENT AND
  DIVIDEND DISBURSING
  AGENT.................  The Bank of New York serves as the custodian of the
                          Fund's assets pursuant to a custody agreement. Under
                          the custody agreement, the custodian holds the Fund's
                          assets in compliance with the 1940 Act. For its
                          services, the custodian will receive a monthly fee
                          based upon, among other things, the average value of
                          the total assets of the Fund, plus certain charges for
                          securities transactions.

                          The Bank of New York serves as the Fund's administrator, dividend disbursing agent, agent (the
                          "Plan Agent") under the Fund's Automatic Dividend
                          Reinvestment Plan, transfer agent and registrar with respect to the Common Shares of the Fund.

                            SUMMARY OF FUND EXPENSES

    The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes the issuance of Fund Preferred Shares in an amount equal to 33% of the Fund's total assets (after issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes that no Financial Leverage is utilized by the Fund (such as will be the case prior to the Fund's expected issuance of Financial Leverage). Footnote 5 to the table shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes the Fund utilizes Borrowings rather than Fund Preferred Shares to utilize Financial Leverage in an amount equal to 33% of the Fund's total assets (after issuance of the Financial Leverage).

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)............    4.50%
  Preferred offering expenses (estimated as a percentage of
    offering price).........................................     .60%
  Expenses borne by the Fund(1)(2)..........................     .20%
  Dividend Reinvestment Plan fees(3)........................     None

                                                         PERCENTAGE OF NET ASSETS
                                                              ATTRIBUTABLE TO
                                                        COMMON SHARES (ASSUMES FUND
                                                    PREFERRED SHARES ARE ISSUED)(2)(4)
                                                    -----------------------------------
ANNUAL EXPENSES
  Management fees.................................                        1.27%
  Interest payments on borrowed funds.............                        None
  Other expenses..................................                         .42%
  Total annual expenses...........................                        1.69%

---------

(1)  Claymore Advisors, LLC, the Fund's Investment Adviser, has agreed to pay
     (i) all organizational costs of the Fund and (ii) all of the Fund's offering costs (other than the sales load) that exceed $.04 per share of Common Shares (.20% of the offering price).

(2) If the Fund offers Fund Preferred Shares, costs of that offering, estimated to be approximately 1.30% of the total amount of the Fund Preferred Shares offering, will be borne immediately by holders of Common Shares and result in the reduction of the net asset value of the Common Shares. Assuming the utilization of Fund Preferred Shares in an amount equal to 33% of the Fund's total assets (including the proceeds of the Fund Preferred Shares), those offering costs are estimated to be approximately $.12 per Common Share (.60% of the offering price).

(3) You will pay service and brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(4) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, this table assumes that the Fund does not utilize any form of Financial Leverage. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                        PERCENTAGE OF NET ASSETS
                                                             ATTRIBUTABLE TO
                                                        COMMON SHARES (ASSUMES NO
                                                         FINANCIAL LEVERAGE)(5)
                                                        -------------------------
    ANNUAL EXPENSES
      Management fees.................................                  .85%
      Interest payments on borrowed funds.............                 None
      Other expenses..................................                  .20%
      Total annual expenses...........................                 1.05%

(5) In the event that the Fund, as an alternative to issuing Fund Preferred Shares, utilizes Financial Leverage through Borrowings in an amount equal to 33% of the Fund's total assets (including the proceeds of the Borrowings), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management fees would be 1.27%, Interest payments on borrowed funds (assuming an interest rate of 2.00%, which interest rate is subject to change based on prevailing market conditions) would be 1.00%, Other expenses would be .29%, Total annual expenses would be 2.56%. Based on the Total annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $72, $123, $177 and $323, respectively.

   The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues 20,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase.

EXAMPLE:

    As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45, estimated expenses of this offering of $2 and the estimated Financial Leverage offering costs of $6 (assuming Fund Preferred Shares are issued) representing 33% of the Fund's capital after issuance), assuming (1) "Total annual expenses" of 1.69% of net assets attributable to Common Shares and (2) a 5% annual return.*

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
Cumulative Expenses Paid for
  the Period of:..............   $69     $104     $140      $242

---------

  * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

    The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 20, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 210 N. Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300.

                                USE OF PROCEEDS

    The net proceeds of this offering are estimated at approximately $
($      if the underwriters exercise the over allotment option in full), after deduction of the sales load and estimated offering expenses payable by the Fund. The Fund will pay all of its offering costs up to $.04 per Common Share, and the Investment Adviser has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including partial reimbursements of the expenses of the underwriters) that exceed $.04 per Common Share. The Investment Manager expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objectives and policies, as appropriate investment opportunities are identified, within approximately three months from the date of the offering of the Common Shares.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

    The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

"VALUE INVESTING" POLICIES

    The Fund focuses its investments on dividend-paying or other income-producing securities that are trading below what the Investment Manager perceives to be their true market value. Securities selected for the Fund will be screened across parameters that include: below-market price-to-earnings ratios; financial strength; value metrics; and historical earnings growth.

PORTFOLIO INVESTMENT PARAMETERS

    Under normal market conditions at least 80% of the Fund's total assets at the time of investment (including the proceeds of any Fund Preferred Shares or Borrowings in connection with the Fund's use of Financial Leverage) will consist of "dividend-paying securities" (I.E., common stocks and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders), or "income-producing securities" (I.E., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders). This policy may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policy changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change. In addition, under normal market conditions, at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund may invest up to 10% of its total assets in non-convertible fixed income securities of below investment grade quality. Non-investment grade quality securities are securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P") or securities determined by the Fund's Investment Manager to be of comparable quality. Securities of below investment grade quality are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to sell a security if its credit rating is downgraded or withdrawn.

RATIONALE FOR INVESTING IN THE FUND

    The Investment Adviser believes that the investment of the Fund's assets primarily in dividend-paying common and preferred stocks that are trading below what the Investment Manager perceives to be their true market value offers investors the opportunity to earn high current income and the potential for capital appreciation, based in part upon the profiles of historical returns, adjusted for risks (as measured by the volatility of those returns), of recognized indices of "value" equity securities in comparison to recognized indices of "growth" equity securities. In addition, the Investment Adviser believes, based in part upon historical information, that investment of the Fund's assets in value equity securities offers investors the opportunity to participate in a growth rate of dividend distributions that has historically been higher than the rate of inflation.

PORTFOLIO CONTENTS

    COMMON STOCKS. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    PREFERRED STOCKS. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.

    The Investment Manager believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

    CONVERTIBLE SECURITIES. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

    INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The Fund may invest in debt securities of any maturity. Certain bonds are "perpetual" in that they have no maturity date.

    LOWER GRADE SECURITIES. The Fund may invest up to 10% of its total assets in non-convertible fixed-income securities of below investment grade quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than "Baa" by Moody's or "BBB" by S&P, or which are of comparable quality, are commonly referred to as "junk bonds."

    Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Manager, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility, if any, financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

    FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

INDUSTRY CONCENTRATION

    The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risks--Industry Concentration Risk."

TEMPORARY DEFENSIVE INVESTMENTS

    Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities. However, when a temporary defensive posture is believed by the Investment Manager to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Investment Manager. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's Statement of Additional Information. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Investment Manager, with respect to assets so invested. See "Management of the Fund--General." The Fund may not achieve its investment objectives during temporary defensive periods, and the utilization of Financial Leverage during temporary defensive periods may adversely affect the Fund's investment performance and the ability of the Fund to achieve its investment objectives.

CERTAIN OTHER INVESTMENT PRACTICES

    STRATEGIC TRANSACTIONS AND DERIVATIVES. The Fund may utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with the Fund's utilization of Financial Leverage or otherwise. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objectives and Policies--Derivative Instruments" in the Fund's Statement of Additional Information.

    - OPTIONS. The Fund may purchase or sell, I.E., write, options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the Fund's total assets.

    - FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices and U.S. government securities.

    WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, I.E., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

    Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

    SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.


    If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e. income other than qualified dividend income).


    REPURCHASE AGREEMENTS. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Manager, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Investment Manager or any of their affiliates.

    OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds. The Investment Manager generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or in connection with the issuance of Financial Leverage, or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

    RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Manager pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

    It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

    LOANS OF PORTFOLIO SECURITIES. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if
(i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.


    If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e. income other than qualified dividend income). See "Investment Objectives and Policies--Loans of Portfolio Securities" in the Fund's Statement of Additional Information.


PORTFOLIO TURNOVER

    The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and Fund Preferred Shares, if any, voting together as a single class). See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to utilize Financial Leverage in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on the Financial Leverage.

                              INVESTMENT STRATEGY

    Dreman Value Management, LLC, the Fund's Investment Manager, will be responsible for the overall management of the Fund's investments including the allocation of the portfolio between common, preferred and other securities. The Investment Manager will utilize a disciplined value strategy which has been developed over a period of 25 years of active investment management.

    In making stock selections, the Investment Manager seeks to invest in securities that have a yield greater than that of the S&P-Registered Trademark-500 Stock Index, as well as the potential for capital appreciation. In evaluating stocks, the Fund's Investment Manager compares companies' stock prices to their book values, cash flows and dividend yields and analyzes individual companies to seek to identify those that are financially sound and that appear to have strong potential for long-term growth and income.

    The Investment Manager seeks to select the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The Investment Manager may favor securities from different sectors at different times. The Investment Manager will normally sell a stock when it reaches a target price, its fundamental factors have changed or when it believes other investments offer better opportunities.

    The Investment Manager identifies potential investment opportunities by emphasizing stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings ("P/E") ratios, price-to-book ratios, price-to-cash flow ratios and above average dividend yields. The Investment Manager has over a period of 25 years conducted extensive studies which have led the Investment Manager to believe that consistently applying disciplined value strategies yields superior long-term total returns.

    The Investment Manager begins the investment process by starting with a quantitative screening process that identifies potentially undervalued stocks. The Investment Manager's objective is not merely to identify "cheap" stocks, since the Investment Manager believes that such an approach seldom achieves results that are consistently superior without unnecessary risks. The quantitative screening utilized by the Investment Manager reflects its process for identifying a universe of stocks from which to identify potential buying opportunities.

    The Investment Manager's primary screening criterion will be low P/E ratios, because of the Investment Manager's belief in the potentially superior performance characteristics of such stocks. After low P/E ratios, the Investment Manager will then consider the price-to-book values and price-to-cash flow relationships of stocks. The Investment Manager intends to focus the Fund's investments in companies whose market prices are low in relation to P/E, book value and cash flow in order to seek to buy solid assets and value, rather than paying a high price for a concept or fad. Another characteristic that the Investment Manager will seek to identify in the securities in which the Fund may invest is a relatively low or sharply declining institutional ownership. The Investment Manager believes that this factor indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap.

    The Investment Manager generally will stress companies that possess strong financial positions. Investment criteria will involve close analysis of debt-to-capital ratios to see if there is a manageable amount of debt on a company's balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. In addition, an analysis of cash and current ratios will also be conducted, with a goal of determining whether the potential investment opportunities have strong staying power, and can self-finance themselves should the need arise. The Investment Manager's objective is to identify strong companies and not to speculate on weak stocks or potential bankruptcies, unless there are special circumstances that warrant examination.

    The Investment Manager will seek to invest in stocks that have an above-average dividend yield. The Investment Manager believes that high yield is a crucial indicator of investment success. Furthermore, the Investment Manager believes that the dividend growth rate of low P/E ratio stocks tends to be significantly greater than average. Generally the Investment Manager adopts a buy-and-hold model portfolio, and the importance of dividends becomes a critical factor in total return in down-market periods. The Investment Manager believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Investment Manager believes that dividends not only provide most of any return during such periods, but the above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Investment Manager believes that dividend yield can lower a portfolio's volatility.

    The Investment Manager will apply a rigorous bottom-up fundamental analysis to the universe of stocks identified as investment opportunities in order to select a manageable group of promising stocks. The Investment Manager will seek to avoid problematical low P/E ratio stocks and concentrate on those stocks that have shown above-average earnings growth on both a five and ten year basis. The Investment Manager will apply careful and sophisticated analytical techniques to each stock in the low P/E ratio universe to identify those it believes have fundamental strength. In conducting its fundamental analysis, stocks with financial problems, structural deficiencies, management issues, lack of financial transparency or other identifiable problems will generally be pared from the list of potential buying opportunities. The Investment Manager intends to invest the Fund's assets allocated to stocks in approximately 30 to 60 stocks, divided among 10 to 15 industries.

    Since the Investment Manager intends to select securities that may be out of favor with investors, the Investment Manager believes in the importance of patience in waiting for the market's realization of underlying value to come into line with the Investment Manager's opinion of a security's value. As a consequence, the turnover rate of the Fund's portfolio may be significantly lower than industry averages.

                           USE OF FINANCIAL LEVERAGE

    The Fund may utilize Financial Leverage in an aggregate amount up to 33% of the Fund's total assets including the proceeds of such Financial Leverage. The Fund currently intends to utilize Financial Leverage in an amount initially equal to approximately 33% of the Fund's total assets (including the proceeds of the Financial Leverage) within approximately three months following the completion of the offering of the Common Shares. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

    Financial Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any Fund Preferred Shares or in the interest rates on any Borrowings may adversely affect the return to the holders of Common Shares. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if Financial Leverage had not been used, and therefore the amount available for distribution to holders of Common Shares as dividends and other distributions will be reduced. The Fund in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

    Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the Financial Leverage) will be borne entirely by the Common Shares. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is utilizing Financial Leverage, the fees received by the Investment Adviser and the Investment Manager for investment advisory services will be higher than if the Fund did not use Financial Leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, including proceeds from the utilization of Financial Leverage.

    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.


    Under the 1940 Act, the Fund is not permitted to issue Fund Preferred Shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Fund Preferred Shares (I.E., such liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Fund Preferred Shares. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares, from time to time, to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund issues Fund Preferred Shares resulting in 33% leverage, there will be an asset coverage of approximately 300%. Normally, holders of the Common Shares will elect the trustees of the Fund except that the holders of any Fund Preferred Shares will elect two trustees. In the event the Fund failed to pay dividends on its Fund Preferred Shares for two years, Fund Preferred Shares would be entitled to elect a majority of the trustees until the dividends are paid.


    Assuming the utilization of Financial Leverage in the amount of 33% of the Fund's Managed Assets and an annual dividend rate on Fund Preferred Shares of 2.00% payable on such Financial Leverage based on estimated market rates as of the date of this prospectus, the additional income that the Fund must earn (net of estimated expenses related to Financial Leverage) in order to cover such dividend payments is 0.74%. The Fund's actual cost of Financial Leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of Financial Leverage may be higher or lower than that assumed in the previous example.

    The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 33% of the Fund's total assets after such issuance and the Fund's currently projected dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 2.00%. See "Risks" and "Use of Financial Leverage." The table does not reflect any offering costs of Common Shares or Fund Preferred Shares.

Assumed Portfolio
  Return.................    (10.00)%   (5.00)%    0.00%  5.00%  10.00%
Common Share Total
  Return.................    (15.91)%   (8.45)%   (0.99)%  6.48%  13.94%

    Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

    During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Investment Adviser and the Investment Manager for investment management services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses.

    Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply. Any determination to utilize Financial Leverage by the Fund, including the aggregate amount of Financial Leverage, if any, from time to time and the type and terms of such Financial Leverage, will be made by the Investment Adviser after consultation with the Investment Manager.

                                     RISKS

    INVESTORS SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND SPECIAL CONSIDERATIONS ASSOCIATED WITH INVESTING IN THE FUND.

NO OPERATING HISTORY

    The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

NOT A COMPLETE INVESTMENT PROGRAM

    The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

EQUITY RISK

    A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

    There are special risks associated with investing in preferred securities, including:

    DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

    NON-CUMULATIVE DIVIDENDS. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

    SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

    LIMITED VOTING RIGHTS. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

    SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

INCOME RISK

    The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

"VALUE INVESTING" RISK

    The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

INTEREST RATE RISK

    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

    During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

    In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

    The market for lower rated and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any Fund Preferred Shares the Fund may have issued would likely increase, which would tend to further reduce returns to holders of Common Shares.

LOWER GRADE SECURITIES

    The Fund may invest up to 10% of its total assets in non-convertible preferred stock or debt securities considered below investment grade quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

    -  greater volatility;

    -  greater credit risk and risk of default;

    - potentially greater sensitivity to general economic or industry conditions;

    -  potential lack of attractive resale opportunities (illiquidity); and

    -  additional expenses to seek recovery from issuers who default.

    In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

    As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations, emerge from bankruptcy protection and that the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

    For a further description of lower-rated securities and the risks associated therewith, see "Investment Objectives and Policies--Additional Investment Policies--Additional Information Regarding Lower Grade Securities" in the Statement of Additional Information. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

FOREIGN SECURITIES

    The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

    There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

    The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

DERIVATIVES RISK

    Participation in options, futures and other Strategic Transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

    - dependence on the Investment Manager's ability to predict correctly movements in the direction of interest rates and securities prices;

    - imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

    - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

    - the possible absence of a liquid secondary market for any particular instrument at any time;

    - the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

    - the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

    -  the creditworthiness of counterparties.

    FUTURES TRANSACTIONS. Futures and options on futures entail certain risks, including but not limited to the following:

    - no assurance that futures contracts or options on futures can be offset at favorable prices;

    - possible reduction of the return of the Fund due to the use of hedging;

    - possible reduction in value of both the securities hedged and the hedging instrument;

    -  possible lack of liquidity due to daily limits on price fluctuations;

    - imperfect correlation between the contracts and the securities being hedged; and

    - losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

    COUNTERPARTY RISK. The Fund will be subject to credit risk with respect to the counterparties to the over-the-counter derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

ILLIQUID SECURITIES RISK

    The Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

FUND DISTRIBUTION RISK

    Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

MARKET DISCOUNT RISK


    Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's net asset value per Common Share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.


INDUSTRY CONCENTRATION RISK

    The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to focus its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in exchange traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

NON-DIVERSIFIED STATUS

    The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund must comply with the diversification requirements of the Code applicable to regulated investment companies. See "Taxation." Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

FINANCIAL LEVERAGE RISK

    Utilization of Financial Leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any Financial Leverage than the then-current cost of any Financial Leverage together with other related expenses, the effect of the Financial Leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any Financial Leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the benefit of Financial Leverage to holders of Common Shares will be reduced, and if the then-current cost of any Financial Leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. The Fund intends currently to issue Financial Leverage representing approximately 33% of the Fund's total assets immediately after the time of issuance. See "Use of Financial Leverage." There can be no assurance that the Fund will utilize Financial Leverage or that, if Financial Leverage is utilized, the Fund's leverage strategy will be successful.

    Because Fund Preferred Shares have priority, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares.

    Certain types of Borrowings may result in the Fund's being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Fund Preferred Shares, commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

    To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap.

MANAGEMENT RISK

    The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser has not previously served as an investment adviser to an investment company, although an affiliate of the Investment Adviser acts as servicing agent to various investment companies. In addition, in acting as the Fund's investment manager of its portfolio securities, the Investment Adviser and Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

DEPENDENCE ON KEY PERSONNEL

    Although the Investment Manager believes it has other experienced senior personnel, the Investment Manager is dependent upon the expertise of Mr. Dreman in providing advisory services with respect to the Fund's investments. If the Investment Manager were to lose the services of Mr. Dreman, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Dreman in the event of his death, resignation, retirement or inability to act on behalf of the Investment Manager.

CURRENT DEVELOPMENTS RISKS

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS

    The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

                             MANAGEMENT OF THE FUND

GENERAL

    The Fund's Board of Trustees (who, with its officers, are described in the Statement of Additional Information) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, the Investment Manager and other service providers of the Funds.

THE INVESTMENT ADVISER

    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 210 N. Hale Street, Wheaton, Illinois 60187. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. Claymore Advisors, LLC has not acted previously as an investment adviser to an investment company. Claymore Securities, Inc., an affiliate of the Investment Adviser and one of the underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to .85% of the Fund's average daily Managed Assets (as defined below). Under the terms of an investment sub-advisory agreement between the Fund, the Investment Adviser and the Investment Manager, the Investment Adviser pays an aggregate amount equal to 60% of the investment management fees paid to the Investment Adviser by the Fund to the Investment Manager, net of any amounts that the Investment Adviser is obligated to pay to one or more of the underwriters in this offering amounts representing additional compensation as described under the caption "Underwriting" in this prospectus.

THE INVESTMENT MANAGER

    Dreman Value Management, LLC acts as the Fund's Investment Manager pursuant to a sub-advisory agreement with the Investment Adviser (the "Sub-advisory Agreement"). The Investment Manager is a Delaware limited liability company with principal offices located at 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302. The Investment Manager was organized in April 1997, and its predecessor firms date back to 1977. The Investment Manager acts as investment adviser for individuals, pension trusts, and endowments, and investment companies with aggregate assets under management exceeding $8 billion as of November 30, 2003. Pursuant to the Sub-advisory Agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Investment Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.

    David N. Dreman will have primary responsibility for selecting the Fund's investments. Mr. Dreman began his investment career in 1957, founded the predecessor to Dreman Value Management, LLC, and has served as chairman and chief investment officer of the firm since its inception. Mr. Dreman is the author of four books on investment management, including CONTRARIAN INVESTMENT
STRATEGIES: THE NEXT GENERATION and PSYCHOLOGY AND THE STOCK MARKET.

ADVISORY AGREEMENT

    Pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the "Advisory Agreement"), the Fund has agreed to pay the Investment Adviser a management fee payable on a monthly basis at the annual rate of .85% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) ("Managed Assets") for the services and facilities it provides. The liquidation preference of the Fund Preferred Shares, if any, is not a liability.


    In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Adviser or the Investment Manager), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Financial Leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


    Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the holders of the Fund's Common Shares. Because holders of the Fund's Preferred Shares or its Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance of any Financial Leverage, are paid only by the Common Shareholders and not by holders of Fund Preferred Shares or Borrowings. See "Use of Financial Leverage."

                                NET ASSET VALUE

    The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from Borrowings) and the liquidation preference of any outstanding Fund Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value on a daily basis as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.


    The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.


    The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.


    If the Investment Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the trustees of the Fund believe accurately reflects fair value.


    Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

MANAGED DISTRIBUTION POLICY

    In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.

    The Fund's dividend policy as described above requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.


    The Fund expects that dividends paid on the Common Shares will consist of
(i) qualified dividend income (income from domestic and certain foreign corporations), (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iii) investment company taxable income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income is currently 35%. These tax rates are scheduled to apply through 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. Although the Fund will seek to invest its assets in common and preferred stocks that pay qualified dividend income, we cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's basis in his or her Common Shares.


    Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

LEVEL RATE DIVIDEND POLICY

    Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to Common Shareholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any.

    Quarterly dividends will be paid in February, May, August and November of each year. Initial distributions to Common Shareholders are expected to be declared and paid approximately 90 days from the completion of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

    To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

    Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is the Plan Agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

    Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the dividend reinvestment Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.

    In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 101 Barclay Street, New York, New York 10286, phone number (800) 701-8178.

                           DESCRIPTION OF THE SHARES

    The following is a brief description of the terms of the Common Shares and of the Fund's expected issuance of Fund Preferred Shares. This description does not purport to be complete and is qualified by reference to the Fund's Governing Documents.

COMMON SHARES

    The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 20, 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Fund Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Fund Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Fund Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Fund Preferred Shares have been met. See "--Fund Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

    The Fund has no present intention of offering any additional shares other than any Fund Preferred Shares that may be issued in connection with the Fund's utilization of Financial Leverage and Common Shares issued under the Fund's Automatic Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.


    The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "DCS."


    The Fund's net asset value per Common Share generally increases and decreases based on the market value of the Fund's securities, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value immediately following the offering of Common Shares will reflect the deduction of the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds."

FUND PREFERRED SHARES

    The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue Fund Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Fund Preferred Shares that might be issued.

    The Fund may elect to issue Fund Preferred Shares as part of its leverage strategy. If Fund Preferred Shares are issued, the Fund currently intends to issue Fund Preferred Shares representing no more than 33% of the Fund's Managed Assets immediately after the Fund Preferred Shares are issued. The Board of Trustees also reserves the right to change the foregoing percentage limitation and may issue Fund Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Fund Preferred Shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. We cannot assure you, however, that any Fund Preferred Shares will be issued. Although the terms of any Fund Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that the Fund Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Fund Preferred Shares will be similar to those stated below.

    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Fund Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

    VOTING RIGHTS. The 1940 Act requires that the holders of any Fund Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Fund Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Fund Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Fund Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Fund Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Fund Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Fund Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Fund Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

    The affirmative vote of the holders of a majority of the outstanding Fund Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Fund Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Fund Preferred Shares. The class vote of holders of Fund Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

    REDEMPTION, PURCHASE AND SALE OF FUND PREFERRED SHARES BY THE FUND. The terms of the Fund Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Fund Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

    The discussion above describes the possible offering of Fund Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents. The Board of Trustees, without the approval of the holders of Common Shares, may authorize an offering of Fund Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Fund Preferred Shares to be offered.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           FUND'S GOVERNING DOCUMENTS

    The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

    In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

    - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

    - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

    To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

    The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                           CLOSED-END FUND STRUCTURE

    Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

    However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

    In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Investment Manager, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund has adopted a policy to consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (E.G.,

10% or more) from net asset value that may develop and continue for a significant period of time (E.G., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

    There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

    Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Investment Manager does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

    To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

    In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                    TAXATION

    The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

    The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

    As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF SHAREHOLDERS

    Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and
(ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31,
2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Although the Fund will seek to invest its assets in common and preferred stocks that pay qualified dividend income, we cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.


    Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned Common Shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003, and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the Common Shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.



    The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if the Common Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of Common Shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Common Shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.


    Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.


    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's Common Shares that do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


    The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                  UNDERWRITING


    Subject to the terms and conditions of a purchase agreement dated January
  , 2004, each underwriter named below, for which Merrill Lynch. Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.



                                                        NUMBER OF
UNDERWRITER                                           COMMON SHARES
-----------                                         ------------------
    Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.......................
    A.G. Edwards & Sons, Inc......................
    Oppenheimer & Co. Inc.........................
    RBC Dain Rauscher Inc.........................
    Wells Fargo Securities, LLC...................
    Advest, Inc...................................
    BB&T Capital Markets, a division of Scott &
  Stringfellow, Inc...............................
    Robert W. Baird & Co. Incorporated............
    Ferris, Baker Watts, Incorporated.............
    J.J.B. Hilliard, W.L. Lyons, Inc..............
    Janney Montgomery Scott LLC...................
    McDonald Investments Inc., a KeyCorp
  Company.........................................
    Morgan Keegan & Company, Inc..................
    Stifel, Nicolaus & Company, Incorporated......
    TD Waterhouse Investor Services, Inc..........
    Claymore Securities, Inc......................
                                                    ------------------
              Total...............................
                                                    ==================


    The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS


    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $    per share. The
sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a
discount in excess of $    per share on sales to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before
January   , 2004.

    The following table shows the public offering price, sales load, estimated organizational and offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                     PER SHARE  WITHOUT OPTION  WITH OPTION
                                     ---------  --------------  -----------
    Public offering price..........   $20.00        $              $
    Sales load.....................     $.90        $              $
    Estimated organizational and
  offering expenses................     $.04        $              $
    Proceeds, after expenses, to
  the Fund.........................   $19.06        $              $

    The expenses of the offering are estimated at $    and are payable by the
Fund. The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred by them in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Investment Adviser has agreed to pay offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described in the preceding sentence) that exceed $.04 per Common Share. The Investment Adviser has also agreed to pay the organizational expenses of the Fund.

OVERALLOTMENT OPTION

    The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

    Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in the Common Shares in connection with the offering, I.E., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

    Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Automatic Dividend Reinvestment Plan.

    The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    One or more of the underwriters of Common Shares may also act as an underwriter or placement agent in connection with the issuance by the Fund of any Financial Leverage.

    The Common Shares will be sold to ensure that the New York Stock Exchange distribution standards (I.E., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS


    The Investment Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch and to A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Investment Adviser will pay additional compensation to Merrill Lynch quarterly at the annual rate of .15% of the Fund's Managed Assets during the continuance of the Advisory Agreement between the Investment Adviser and the Fund. The total amount of these additional compensation amounts will not exceed 4.07595% of the price to the public of the Common Shares sold in the offering. The Investment Adviser will also pay additional compensation to A.G. Edwards quarterly at an annual rate of up to .15% of the Fund's Managed Assets attributable to Common Shares sold by A.G. Edwards in the offering if certain specified sales targets are met during the continuance of the Advisory Agreement. Lower fees may be payable if such sales targets are not met, and such sales targets may be waived or lowered in the sole discretion of the Investment Adviser. The total amount of these additional compensation amounts will not exceed 0.29070% of the price to the public of the Common Shares sold in the offering. In consideration of these payments, Merrill Lynch and A.G. Edwards have agreed, upon request by the Investment Adviser, to provide certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.


    Claymore Securities, Inc., an affiliate of the Fund and the Investment Adviser, will provide distribution assistance in connection with the sale of the Common Shares of the Fund, and may pay compensation to its employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $.04 per Common Share, the Fund will pay up to .10% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities, Inc. as payment for its distribution assistance. Accordingly, the amount payable by the Fund to Claymore Securities, Inc. for its distribution assistance will not exceed .10% of the total price to the public of the Common Shares sold in this offering. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the purchase agreement.

    The total amount of these additional compensation payments and reimbursements, the amount paid to Claymore Securities, Inc. for its distribution assistance, plus the amount paid by the Fund as the $.00667 per Common Share partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of Common Shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

    The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.

                    CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

    The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

    The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. As administrator, the Fund will pay compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses.

    The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL MATTERS


    Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of the common shares, and by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Clifford Chance US LLP may rely on the opinion of Skadden as to matters of Delaware law.


                             ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

    The Fund's Common Shares are expected to be listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

    Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Investment Manager and their affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION


    A Statement of Additional Information dated as of January   , 2004, has been
filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 210 N. Hale Street, Wheaton, Illinois 60187 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:


                                                                        PAGE
                                                                        ----
The Fund..............................................................     1
Investment Objectives and Policies....................................     1
Investment Restrictions...............................................     8
Management of the Fund................................................     9
Portfolio Transactions................................................    14
Portfolio Turnover....................................................    15
Taxation..............................................................    15
Net Asset Value.......................................................    20
General Information...................................................    21
Appendix A: Proxy Voting Procedures...................................   A-1
Report of Independent Auditors........................................  FS-1
Financial Statements of Fund..........................................  FS-2

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

    A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA  Debt rated "AAA" has the highest rating assigned by S&P.
     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

    Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.
CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.
C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI The rating "CI" is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies;
     certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal
     Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

------------------------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal
     Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

    A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.
Aa   Bonds are judged to be of high quality by all standards.
     Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

       Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

    Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.
MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

--Leading market positions in well-established industries.

--High rates of return on funds employed.

--Conservative capitalization structures with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
baa: Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
     Uncertainty of position characterizes preferred stocks in this class.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Until        , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[Dreman Logo]                                                    [Claymore Logo]

                                            SHARES

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                                 COMMON SHARES
                                $20.00 PER SHARE

                               -----------------

                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.
                           A.G. EDWARDS & SONS, INC.
                                  OPPENHEIMER
                              RBC CAPITAL MARKETS
                          WELLS FARGO SECURITIES, LLC
                                  ADVEST, INC.
                              BB&T CAPITAL MARKETS
                             ROBERT W. BAIRD & CO.
                              FERRIS, BAKER WATTS
                                      INCORPORATED

                       J.J.B. HILLIARD, W.L. LYONS, INC.
                          JANNEY MONTGOMERY SCOTT LLC
                           MCDONALD INVESTMENTS INC.
                         MORGAN KEEGAN & COMPANY, INC.

                           STIFEL, NICOLAUS & COMPANY
                                      INCORPORATED

                                 TD WATERHOUSE
                           CLAYMORE SECURITIES, INC.



                                JANUARY   , 2004


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS INCOMPLETE AND MAY BE CHANGED. THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

    SUBJECT TO COMPLETION -- PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 27, 2004

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                                   ----------

                      STATEMENT OF ADDITIONAL INFORMATION

    Dreman/Claymore Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.


    This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated
January   , 2004. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained without charge, by calling the Fund at (800) 345-7999.


    The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS


                                                                PAGE
The Fund....................................................       1

Investment Objectives and Policies..........................       1

Investment Restrictions.....................................       8

Management of the Fund......................................       9

Portfolio Transactions......................................      14

Portfolio Turnover..........................................      15

Taxation....................................................      15

Net Asset Value.............................................      20

General Information.........................................      21

Appendix A: Proxy Voting Procedures.........................     A-1

Report of Independent Auditors..............................    FS-1

Financial Statements for Fund...............................    FS-2



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY   , 2004.

                                    THE FUND


    The Fund is a newly organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund expects that its common shares of beneficial interest, par value $.01 (the "Common Shares"), have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "DCS."


                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INVESTMENT POLICIES

    ADDITIONAL INFORMATION REGARDING LOWER GRADE SECURITIES. The Fund may invest up to 10% of its total assets in fixed income securities of below investment grade quality. The market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

    Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

    As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

    In addition to using recognized rating agencies and other sources, the Investment Manager also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Manager may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

    Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Manager will consider these events in determining whether the Fund should continue to hold the securities.

    The market for lower rated and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

    SECURITIES SUBJECT TO REORGANIZATION. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

    In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

DERIVATIVE INSTRUMENTS

    OPTIONS. The Fund may purchase or sell, I.E., write, options on securities and securities indices that are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period.

    A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

    A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Manager to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

    An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

    OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

    No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

    Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

    In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

    The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

    The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

    INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

    SECURITIES INDEX FUTURES CONTRACTS AND OPTIONS THEREON. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

    WARRANTS AND RIGHTS. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Manager for inclusion in the Fund's portfolio.

    ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Investment Manager.

ADDITIONAL RISKS RELATING TO DERIVATIVE INSTRUMENTS

    Neither the Investment Adviser nor the Investment Manager is registered as a Commodity Pool Operator or a Commodity Trading Advisor. The Investment Adviser and the Investment Manager have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

    SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Manager to predict correctly movements in the direction of interest rates. If the Investment Manager's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    ADDITIONAL RISKS OF FOREIGN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S.,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

LOANS OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.


    A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy

Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (I.E. income other than qualified dividend income). When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


                            INVESTMENT RESTRICTIONS

    The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

        1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

        2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

        3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

        4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

        5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

        6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Investment Manager, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser and the Investment Manager.

    Following is a list of the names, ages, addresses present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the trustee.


INDEPENDENT TRUSTEES
                                               TERM OF
                                             OFFICE AND
NAME (AND AGE), AND          POSITION HELD    LENGTH OF         PRINCIPAL OCCUPATION
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED       DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------          -------------   -----------   -------------------------------   -----------------------------------
Richard L. Crandall          Trustee         Trustee       Managing Partner of Aspen         Director, Novell, Inc.,
601 E. Hopkins Ave.                          since 2004    Partners, LLC since 2003,         Diebold, Inc., Pelstar, LLC, Tacit
Suite 202                                                  Senior Advisor and Shareholder    Knowledge Systems, Inc. and
Aspen, CO 81611                                            in BPC Group and Bryant Park      BISNet, Inc.
                                                           Capital since 2003, Founding
                                                           Co-Partner of Arbor
                                                           Partners, LLC since 2000, and
                                                           Chairman of Enterprise Software
                                                           Roundtable since 1994.
                                                           Formerly, Director and Special
                                                           Advisor of GIGA Information
                                                           Group (1995-2003) and Chairman
                                                           of GIGA Information Group
                                                           (2002-2003).

Roman Friedrich III (57)     Trustee         Trustee       Founder of Roman Friedrich &      Director, Strategic Minerals
920-800 West Pender Street                   since 2003    Company, which specializes in     Corporation, Brazilian Emeralds,
Vancouver, BC V6C 2V6                                      the provision of financial        Inc. and StrataGold Corporation
                                                           advisory services to
                                                           corporations in the resource
                                                           sector. Previously, Managing
                                                           Director at TD Securities.

Ronald A. Nyberg (49)        Trustee         Trustee       Founding partner of Nyberg &      Director, CRS Productions Inc.
200 East 5th Avenue                          since 2003    Gustafson, a law firm             Juvenile Diabetes Research
Suite 113                                                  specializing in Corporate Law,    Foundation, Chicago Chapter, and
Naperville, IL 60563                                       Estate Planning and Business      Edward Hospital Foundation,
                                                           Transactions from 2000-           Naperville, IL, Trustee North Park
                                                           present. Formerly, Executive      University, Chicago, Trustee,
                                                           Vice President, General Counsel   Advent Claymore Convertible
                                                           and Corporate Secretary of Van    Securities and Income Fund, MBIA
                                                           Kampen Investments (1982-1999).   Capital/Claymore Managed Duration
                                                           Former associate of Querry &      Investment Grade Municipal Income
                                                           Harrow, a law firm (1978-1982).   Fund and Western Asset/Claymore
                                                                                             U.S. Treasury Inflation Protected
                                                                                             Securities Fund

INDEPENDENT TRUSTEES
                                               TERM OF
                                             OFFICE AND
NAME (AND AGE), AND          POSITION HELD    LENGTH OF         PRINCIPAL OCCUPATION
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED       DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------          -------------   -----------   -------------------------------   -----------------------------------
Ronald E. Toupin, Jr. (44)   Trustee         Trustee       Formerly, Vice President,         Trustee, Advent Claymore
117 Ashland Avenue                           since 2003    Manager and Portfolio Manager     Convertible Securities and Income
River Forest, IL 60305                                     of Nuveen Asset Management        Fund, MBIA Capital/Claymore Managed
                                                           (1998-1999), Vice President of    Duration Investment Grade Municipal
                                                           Nuveen Investment Advisory        Fund and Western Asset/Claymore
                                                           Corporation (1992-1999), Vice     U.S. Treasury Inflation Protected
                                                           President and Manager of Nuveen   Securities Fund
                                                           Unit Investment Trusts
                                                           (1991-1999), and Assistant Vice
                                                           President and Portfolio Manager
                                                           of Nuveen Unit Investment
                                                           Trusts (1988-1999), each of
                                                           John Nuveen & Company, Inc.
                                                           (1982-1999).

INTERESTED TRUSTEES
                                               TERM OF
                                             OFFICE AND
NAME (AND AGE), AND          POSITION HELD    LENGTH OF         PRINCIPAL OCCUPATION
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED       DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------          -------------   -----------   -------------------------------   -----------------------------------
Nicholas Dalmaso (38)        Trustee and     Trustee       Senior Managing Director and      Trustee, Advent Claymore Equity
210 N. Hale Street           Chief Legal     since 2003    General Counsel of Claymore       Income Fund, MBIA Capital/Clay-
Wheaton, IL 60187            and Execu-                    Advisors, LLC and Claymore        more Managed Duration Investment
                             tive Officer                  Securities, Inc. from             Grade Municipal Fund and Western
                                                           2001-present. Manager, Claymore   Asset/Claymore U.S. Treasury
                                                           Fund Management Company, LLC,     Inflation Protection Securities
                                                           Vice President Boyar Value        Fund, F&C Claymore Preferred
                                                           Fund. Formerly, Assistant         Securities & Income Fund, Inc.,
                                                           General Counsel, John Nuveen      Flaherty & Crumrine/ Claymore Total
                                                           and Company Inc. (1999-2000).     Return Fund
                                                           Former Vice President and
                                                           Associate General Counsel of
                                                           Van Kampen Investments, Inc.
                                                           (1992-1999).

David N. Dreman (67)         Trustee         Trustee       Founder, Chairman and Chief       Trustee, University of Manitoba
10 Exchange Place                            since 2003    Investment Officer of Dreman
Jersey City, NJ 07302                                      Value Management, LLC. Invest-
                                                           ment manager for several mutual
                                                           funds and annuity products
                                                           under the Scudder-Dreman name.

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:


    -- Messrs. Crandall and Dalmaso, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders.


    -- Messrs. Dreman and Friedrich, as Class II trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

    -- Messrs. Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

OFFICERS
                                                                          PRINCIPAL OCCUPATION
NAME AND AGE                          POSITION                         DURING THE PAST FIVE YEARS
------------                     ------------------   ------------------------------------------------------------
Steven M. Hill (39)              Chief Financial      Vice President of Claymore Advisors, LLC and Claymore
                                 Officer, Chief       Securities, Inc. Previously, Treasurer of Henderson Global
                                 Accounting Officer   Funds and Operations Manager of Henderson Global Investors
                                 and Treasurer        (NA) Inc. from 2002-2003 ; Managing Director, FrontPoint
                                                      Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                      (1999-2001); Chief Financial Officer, Skyline Asset
                                                      Management LP, (1999); Vice President, Van Kampen
                                                      Investments and Assistant Treasurer, Van Kampen mutual funds
                                                      (1989-1999).

Lloyd K. Jagai (37)              Vice President       Managing Director and Chief Operations Officer of Dreman
                                                      Value Management, LLC. Vice President of Finance of Artemis
                                                      International Solutions Corporation/Opus 360 Corporation
                                                      from 1999-2002. Prior to 1999, Tax Director at Smith
                                                      Management LLC, a private investment company and, and worked for the financial services industry practice of Richard A.
                                                      Eisner & Company, LLP and Grant Thornton LLP.

Anne S. Kochevar (40)            Secretary            Vice President, Compliance of Claymore Advisors, LLC and
                                                      Claymore Securities, Inc. Previously, Advertising Principal,
                                                      Allstate Financial Services, LLC, Compliance Coordinator for
                                                      Nuveen Investments and Vice President and Director of
                                                      Compliance for Van Kampen Investments.

Thomas Williams Littauer (48)    Vice President       President, Dreman Value Management, LLC since 2002.
                                                      Previously, Managing Director of Scudder Kemper
                                                      Investments, Inc. and Head of Asia Pacific and Americas
                                                      (ex-US) Global Mutual Fund Group. Chairman of the Board of
                                                      the Scudder Global Opportunities Funds.

Nelson Woodward (47)             Vice President       Managing Director and Portfolio Manager for Dreman Value
                                                      Management, LLC. Vice President of Asset Allocation and
                                                      Quantitative Analysis at Prudential Investments from
                                                      2000-2001. Prior to 2000, Managing Director of Dreman Value
                                                      Management, LLC.



    The trustees serving on the Fund's Nominating and Governance Committee are Messrs. Crandall, Friedrich, Nyberg and Toupin. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.



    Messrs. Friedrich, Nyberg and Toupin, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.


TRUSTEE OWNERSHIP OF SECURITIES OF THE FUND

    The Fund is newly organized and has no operating history. Thus, the Trustees of the Fund do not own any securities of the Fund as of the date of this Statement of Additional Information.

REMUNERATION OF TRUSTEES AND OFFICERS

    The Fund pays each trustee who is not affiliated with the Investment Adviser or the Investment Manager or their affiliates a fee of $10,000 per year plus $500 per Board meeting attended and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings. As the Fund is newly organized and had not commenced investment operations nor conducted any meetings during the Fund's fiscal year ended November 30, 2003, the Fund paid no compensation to the Fund's trustees for that period. The table below shows the estimated compensation that is contemplated to be paid to trustees for the Fund's fiscal year ended November 30, 2004.


                                                                     TOTAL
                                              PENSION OR         COMPENSATION
                           AGGREGATE          RETIREMENT         FROM THE FUND
                           ESTIMATED       BENEFITS ACCRUED        AND FUND
                          COMPENSATION        AS PART OF            COMPLEX
NAME AND POSITION(1)    FROM THE FUND(2)   FUND EXPENSES(2)   PAID TO TRUSTEES(3)
--------------------    ----------------   ----------------   -------------------
Richard L. Crandall         $20,000             None               $20,000

Roman Friedrich             $20,000             None               $20,000

Ronald A. Nyberg            $20,000             None               $20,000

Ronald E. Toupin, Jr.       $20,000             None               $20,000


(1)  Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Statement of Additional Information.

(3) As of the date of this Statement of Additional Information, there are no funds, other than the Fund, in the "fund complex."

INDEMNIFICATION OF OFFICERS AND TRUSTEES; LIMITATIONS ON LIABILITY

    The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

INVESTMENT ADVISORY AGREEMENT

    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 210 North Hale Street, Wheaton, Illinois 60187. The Investment Adviser is a registered investment adviser.

    Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

    The Advisory Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to ..85%of the Fund's average daily Managed Assets (as defined below). Under the terms of an investment sub-advisory agreement between the Investment Adviser and the Investment Manager, the Investment Adviser pays an aggregate amount equal to 60% of the investment management fees paid to the Investment Adviser by the Fund to the Investment Manager, net of any amounts that the Investment Adviser is obligated to pay to one or more of the underwriters in this offering amounts representing additional compensation as described under the caption "Underwriting" in the Prospectus.

    Pursuant to its terms, the Advisory Agreement will remain in effect until January 2006, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

THE SUB-ADVISORY AGREEMENT

    Dreman Value Management, LLC acts as the Fund's investment manager (the "Investment Manager") pursuant to a sub-adviser agreement (the "Sub-Advisory Agreement") with the Investment Adviser. The Investment Manager is a Delaware Limited Liability Company with principal offices located at 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302. As of November 30, 2003, the Investment Manager acted as registered investment adviser for individuals, pension trusts, and endowments, and as a sub-adviser to investment companies, and as of such date the Investment Manager had assets under management exceeding $8 billion.

    Under the terms of the Sub-Advisory Agreement, the Investment Manager manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.

    The Sub-Advisory Agreement continues until January 2006 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Manager is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

    As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Dreman" is the Investment Manager's property, and that in the event the Investment Manager ceases to act as an investment manager to the Fund, the Fund will change its name to one not including "Dreman."

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT


    Each of the Management Agreement and the Sub-Advisory Agreement was approved by the Board of Trustees of the Fund, including the non-interested Trustees (as defined in the 1940 Act) on December 9, 2003. At the time, the non-interested Trustees of the Fund were Gunduz Caginalp, Roman Friedrich, Ronald A. Nyberg and Ronald E. Toupin Jr. Subsequent to the meeting on December 9, 2003, Gunduz Caginalp submitted his resignation from the Fund. The nominating and governance committee of the Fund nominated Richard L. Crandall as Trustee of the Fund and at a meeting on January 23, 2004, the Fund's Board of Trustees appointed
Mr. Crandall as Trustee of the Fund. Discussion below of non-interested Trustees refers to the composition of the Board of Trustees as it existed on December 9, 2003.


    In approving the Management Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services to be provided by the Investment Adviser, particularly the oversight role of the Investment Adviser and the capability of the personnel of the Investment Adviser. The Board of Trustees also discussed the fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services and the prospective profitability of the Investment Adviser and its affiliated companies. The Board of Trustees also evaluated other benefits the Investment Adviser may derive from its relationship with the Fund. The Board of Trustees considered the propriety of the proposed advisory fee schedules. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors. The Board of Trustees discussed the financial strength of the Investment Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

    In approving the Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services to be provided by the Investment Manager. In particular, the Board of Trustees discussed the fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services and the prospective profitability of the Investment Manager and its affiliated companies. The Board of Trustees also discussed the Investment Manager's experience and investment philosophy, portfolio management team and its approach to selecting investments. The Board of Trustees also reviewed the benefit to the Investment Manager of receiving third party research paid for by Fund assets and the propriety of such an arrangement. The Board of Trustees evaluated other benefits that the Investment Managers may derive from its relationships with the Fund. The Board of Trustees also considered the portion of the advisory fee that would be paid to the Investment Manager and discussed the propriety of such an arrangement. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees discussed the financial strength of the Investment Manager. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the Board of Trustees of the Fund, the Investment Manager is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Manager seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

    Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Manager or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under the Sub-Advisory Agreement, and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Investment Manager and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Manager in connection with the Fund. Conversely, such information provided to the Investment Manager and its affiliates by brokers and dealers through whom other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Fund.

    Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Manager and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Manager and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER

    Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.

                                    TAXATION

    The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its Common Shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning a large position in the Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

TAXATION OF THE FUND

    The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

    As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

    A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

    If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

    Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

    Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

    The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

    As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

    If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences relating to any Fund Preferred Shares, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

HEDGING TRANSACTIONS

    Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gain or loss ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gain or loss is treated as though it was realized and the resulting gain or loss is treated as 60/40 gain or loss.

    Hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain (or loss) realized by the Fund. In addition, loss realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such loss is realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

    The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gain or loss from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

    Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

FOREIGN TAXES

    Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

TAXATION OF SHAREHOLDERS

    The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and
(iii) will increase its basis in its Common Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

    Distributions paid by the Fund from its net investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Although the Fund will seek to invest its assets in common and preferred stocks that pay qualified dividend income, we cannot assure you as to what percentage of the dividends paid on the Common

Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

    Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain dividends, if any, are taxable to Common Shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the Common Shareholder has held the Fund's Common Shares. Capital gain dividends are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the Common Shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

    Common Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders with capital loss are urged to consult their tax advisers.

    The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

    Upon a sale or exchange of Common Shares, a Common Shareholder will realize a taxable gain or loss depending upon his or her basis in the Common Shares. Such gain or loss will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the Common Shares disposed of are replaced with substantially identical Common Shares within a 61-day period beginning 30 days before and ending 30 days after the date that the Common Shares are disposed of. In such a case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss.

    Any loss realized by a Common Shareholder on the sale of Fund shares held by the Common Shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares.

    Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

    Ordinary income dividends (but not capital gain dividends) paid to Common Shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident Common Shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

BACKUP WITHHOLDING

    The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such Common Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Common Shares should consult their own tax advisers regarding the purchase, ownership and disposition of Common Shares.

                                NET ASSET VALUE

    The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's shares is reported to the financial press on a weekly basis.

    Portfolio instruments of the Fund that are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser or the Investment Manager in accordance with guidelines adopted by the Fund's Board of Trustees. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar denominated assets and futures and options).

    Trading takes place in various foreign markets on days which are not business days and on which, therefore, the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser or the Investment Manager, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

    Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                              GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

    The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

    DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

    Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

    DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

    Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

    Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

    DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

COUNSEL AND INDEPENDENT ACCOUNTANTS


    Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.


    Ernst & Young LLP, serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.

CODE OF ETHICS

    The Fund, the Investment Adviser and the Investment Manager each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Manager and their affiliates, as applicable. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the codes of ethics. The codes of ethics of the Fund, the Investment Adviser and the Investment Manager are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.  POLICY

    Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  PROXY VOTING PROCEDURES

    (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

       (1) Keep a record of each proxy received

       (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

       (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

       (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

       (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

       (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.  VOTING GUIDELINES

    In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

    (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

    (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

    For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

    (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

    (2) Whether the proposal acts to entrench existing management; and

    (3) Whether the proposal fairly compensates management for past and future performance.

    Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  CONFLICTS OF INTEREST

    (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

    (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.  DISCLOSURE

    (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

    (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  RECORDKEEPING

    The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

    (1) Copies of these proxy voting policies and procedures and any amendments thereto.

    (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

    (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

    (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

    (5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Dreman/Claymore Dividend & Income Fund



    We have audited the accompanying statement of assets and liabilities of Dreman/Claymore Dividend & Income Fund (the "Fund") as of January 15, 2004, and the related statement of operations for the period from October 20, 2003 (date of organization) through January 15, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.



    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dreman/Claymore Dividend & Income Fund at January 15, 2004, and the results of its operations for the period from October 20, 2003 (date of organization) through January 15, 2004, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
------------------------
Chicago, Illinois
January 20, 2004

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND



                      STATEMENT OF ASSETS AND LIABILIITIES



                                JANUARY 15, 2004



ASSETS:
  Cash......................................................  $  100,084
  Receivable from Advisor for Organization Costs............      25,000
  Offering Costs............................................   1,500,000
                                                              ----------
    Total Assets............................................   1,625,084
                                                              ----------

LIABILITIES:
  Accrued Organization and Offering Costs...................   1,525,000
                                                              ----------
    Total Liabilities.......................................   1,525,000
                                                              ----------
    NET ASSETS..............................................  $  100,084
                                                              ==========

COMPOSITION OF NET ASSETS:
  Capital shares, at par value of $0.01 per share...........  $       52
  Paid in Surplus...........................................     100,032
                                                              ----------
    NET ASSETS..............................................  $  100,084
                                                              ==========

COMMON SHARES:
  Net asset value per share ($100,084 / 5,240 shares of
    beneficial interest issued and outstanding).............  $    19.10
                                                              ==========
  Public offering price per share...........................  $    20.00
                                                              ==========


                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND



                            STATEMENT OF OPERATIONS



  PERIOD FROM OCTOBER 20, 2003 (DATE OF ORGANIZATION) THROUGH JANUARY 15, 2004



Investment Income...........................................  $      0
                                                              --------

Expenses:
  Organization costs........................................    25,000
  Expense Reimbursement.....................................   (25,000)
                                                              --------
    Total Expenses..........................................         0
                                                              --------
Net Investment Income.......................................  $      0
                                                              ========


                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND



                         NOTES TO FINANCIAL STATEMENTS



                                JANUARY 15, 2004



NOTE 1 -- ORGANIZATION:



    Dreman/Claymore Dividend & Income Fund (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund has not had any operations through January 15, 2004, other than the sale of 5,240 common shares of beneficial interest to Claymore Advisors, LLC for the amount of $100,084.



    The Fund currently offers common shares as its only class of shares. The Fund may elect to issue Preferred Shares as part of its leverage strategy. Preferred Shares will have seniority over the common shares. Any offering costs associated with the issuance of preferred shares will be borne by the common shareholders as a direct reduction to be paid in surplus.



    Offering costs are estimated to be $1,500,000 which will be borne by the Fund. Claymore Advisors, LLC (the "Advisor"), the Fund's investment advisor, has agreed to pay offering costs (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.04 per common share. The Advisor has also agreed to pay the Fund's organizational costs, which are estimated to be $25,000.



NOTE 2 -- ACCOUNTING POLICIES:



    The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.



NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:



    Pursuant to an Investment Advisory Agreement (the "Agreement") between the Advisor and the Fund, the Advisor will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of the Fund's Investment Manager, provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Advisor a fee, payable monthly, in an amount equal to 0.85% of the Fund's average daily managed assets (total assets, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage).



    The Advisor has entered into a Sub-Advisory Agreement with Dreman Value Management, LLC (the "Investment Manager"). Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Advisor, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Advisor has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Advisor by the Fund.

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                                JANUARY 15, 2004



NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS: (CONTINUED)


    The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.



NOTE 4 -- FEDERAL INCOME TAXES:



    The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(1) Financial Statements

       Part A

       Report of Independent Accountants+

       Part B

       Statement of Assets and Liabilities+


       Statement of Operations+

(2) Exhibits

     (a)  Agreement and Declaration of Trust of Registrant*
     (b)  By-Laws of Registrant*
     (c)  Not applicable
     (d)  Form of Specimen Share Certificate*
     (e)  Automatic Dividend Reinvestment Plan of Registrant*

     (f)  Not applicable

     (g) (i) Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC*
          (ii) Form of Sub-Advisory Agreement among Registrant, Claymore Advisors, LLC and Dreman Value Management, LLC*

     (h)  (i) Form of Underwriting Agreement*
          (ii) Form of Dealer Agreement+
          (iii) Form of Participation Agreement+

     (i)  Not applicable

     (j)  Form of Custodian Contract*
     (k)  (i) Form of Registrar, Transfer Agency and Service Agreement*
          (ii) Form of Administration Agreement*
          (iii) Form of Fund Accounting Agreement*

     (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality+

     (m)  Not applicable

     (n)  (i)  Consent of Ernst & Young LLP+
          (ii)(a) Power of Attorney*
              (b) Power of Attorney+
              (c) Power of Attorney+

     (o)  Not applicable

     (p)  Form of Initial Subscription Agreement*

     (q)  Not applicable

     (r) (i) Code of Ethics of the Fund, the Investment Adviser and Claymore Securities, Inc.*
          (ii) Code of Ethics of the Investment Manager*

----------

* Previously filed with Registrant's Pre-Effective Amendent No.2, filed via EDGAR on December 11, 2003
+ Filed herewith

(1) To be filed by Amendment.

Item 25.  Marketing Arrangements

Reference is made to Exhibit (h) to this Registration Statement.

Item 26.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:



NYSE Listing fee                                            $     40,000
Securities and Exchange Commission Registration fees        $     60,675
Printing/engraving expenses                                 $    325,000
Accounting fees                                             $     10,000
Legal fees                                                  $    300,000
NASD Fee                                                    $     30,500
Underwriter reimbursement                                   $    250,125
Miscellaneous                                               $    508,700
      Total                                                 $  1,525,000

These represent estimated expenses. The Advisor has agreed to reimburse the Fund for its organization costs.


Item 27.  Persons Controlled by or Under Common Control with Registrant

     None

Item 28.

TITLE OF CLASS                              NUMBER OF RECORD SHAREHOLDERS AS OF JANUARY 22, 2004
------------------                          ------------------------------------------------------
Common shares of beneficial                                            1
interest, par value $0.01 per share

Item 29.  Indemnification

     Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

     5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or
(2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

     (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

     5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

     5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     5.5 RELIANCE ON EXPERTS. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Item 30. Business and Other Connections of Investment Adviser and Investment Manager

The Investment Adviser, a corporation organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Investment Manager, a limited liability company organized under the laws of Delaware, acts as investment manger to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Manager or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-54255).

Item 31.  Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at 210 North Hale Street, Wheaton, Illinois 60187, in part at the office of the Investment Manager at 10 Exchange Place, Suite 2150, Jersey City, New Jersey, in part at the offices of the Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street , New York, New York 10286.

Item 32.  Management Services

     Not applicable.

Item 33.  Undertakings

1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.     Not applicable.

3.     Not applicable.

4.     Not applicable.

5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

       Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, DREMAN/CLAYMORE DIVIDEND & INCOME FUND, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wheaton, State of Illinois, on the 22nd day of January, 2004.

                                         DREMAN/CLAYMORE
                                         DIVIDEND & INCOME FUND

                                         By:   /s/   Nicholas Dalmaso
                                             -----------------------------
                                                     Nicholas Dalmaso
                                                     Trustee, Chief Legal and
                                                     Executive Officer


Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on January 27, 2004 by the following persons in the capacities indicated:



          SIGNATURES                                  TITLE
          ----------                                  -----
Principal Executive Officer:

     /s/ Nicholas Dalmaso                    Trustee, Chief Legal and Executive
-------------------------------              Officer
        Nicholas Dalmaso

Principal Financial Officer:

     /s/ Steven M. Hill**                    Chief Financial Officer, Chief
-------------------------------              Accounting Officer and Treasurer
         Steven M. Hill

Trustees:

     /s/ Richard L. Crandall**               Trustee
-------------------------------
        Richard L. Crandall

     /s/ David N. Dreman*                    Trustee
-------------------------------
       David N. Dreman

     /s/ Roman Friedrich III*                Trustee
-------------------------------
        Roman Friedrich III

     /s/ Ronald A. Nyberg*                   Trustee
-------------------------------
        Ronald A. Nyberg

  /s/  Ronald E. Toupin Jr.*                 Trustee
-------------------------------
        Ronald E. Toupin Jr.

* Signed by Nicholas Dalmaso pursuant to a power of attorney previously filed.

** Signed by Nicholas Dalmaso pursuant to a power of attorney filed herewith

                                INDEX TO EXHIBITS

(h)(ii)      Form of Dealer Agreement

(h)(iii)     Form of Participation Agreement

(l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality

(n)(i)       Consent of Ernst & Young

(n)(ii)(b)   Power of Attorney


(n)(ii)(c)   Power of Attorney
                                        C-5